Exhibit 99.1

Kosmos Energy Appoints New Chief Financial Officer

February 24, 2020

Thomas P. Chambers to Retire as Chief Financial Officer, to be succeeded by Neal D. Shah

DALLAS--(BUSINESS WIRE)--Feb. 24, 2020-- Kosmos Energy Ltd. (“Kosmos”) (NYSE: KOS) (LSE: KOS) announced today that Thomas P. Chambers, who has served as senior vice president and chief financial officer since November 2014, has informed the company that he will retire in May 2020.

Mr. Chambers will be succeeded by Neal D. Shah, currently senior vice president and deputy chief financial officer. Mr. Shah has been with Kosmos since 2010, serving in a series of roles of increasing responsibility in finance, investor relations and, most recently, in international operations as head of the Equatorial Guinea business unit. Prior to Kosmos, Mr. Shah was an investment banker at Morgan Stanley assisting oil and gas companies.

Andrew G. Inglis, Kosmos’ chairman and chief executive officer, said, “Tom has been an inspirational leader during his over five-year tenure at Kosmos as we transitioned from an exploration-focused company with production from a single field in Ghana to a diversified, full-cycle exploration and production company. From the beginning, Tom has been an important member of my senior leadership team and I am grateful for his contribution to our business.”

Commenting on the promotion of Mr. Shah, Mr. Inglis said: “Neal is uniquely qualified to be our next CFO, having served in senior finance and operating roles at Kosmos over the last decade. Neal’s deep financial background and knowledge of our operations will be critical to ensuring we remain financially robust and create long-term shareholder value.”

About Kosmos Energy

Kosmos is a full-cycle deepwater independent oil and gas exploration and production company focused along the Atlantic Margins. Our key assets include production offshore Ghana, Equatorial Guinea and U.S. Gulf of Mexico, as well as a world-class gas development offshore Mauritania and Senegal. We also maintain a sustainable exploration program balanced between proven basin infrastructure-led exploration (Equatorial Guinea and

U.S. Gulf of Mexico), emerging basins (Mauritania, Senegal and Suriname) and frontier basins (Cote d'Ivoire, Namibia, Sao Tome and Principe and South Africa). Kosmos is listed on the New York Stock Exchange and London Stock Exchange and is traded under the ticker symbol KOS. As an ethical and transparent company, Kosmos is committed to doing things the right way. The Company’s Business Principles articulate our commitment to transparency, ethics, human rights, safety and the environment. Read more about this commitment in the Kosmos 2018 Corporate Responsibility Report. For additional information, visit www.kosmosenergy.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Kosmos expects, believes or anticipates will or may occur in the future are forward-looking statements. Kosmos’ estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although Kosmos believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to Kosmos. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Kosmos, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in Kosmos’ Securities and Exchange Commission (“SEC”) filings. Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

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Investor Relations

Jamie Buckland

+44 (0) 203 954 2831

jbuckland@kosmosenergy.com

Rhys Williams

+1-214-445-9693

rwilliams@kosmosenergy.com

Media Relations

Thomas Golembeski

+1-214-445-9674

tgolembeski@kosmosenergy.com

Source: Kosmos Energy Ltd.

Investor Relations

Jamie Buckland

+44 (0) 203 954 2831

jbuckland@kosmosenergy.com

Rhys Williams

+1-214-445-9693

rwilliams@kosmosenergy.com

Media Relations

Thomas Golembeski

+1-214-445-9674

tgolembeski@kosmosenergy.com